AGREEMENT OF MODIFICATION, made as of the 25th day of April, 2000, by and between **LEISURE TIME SPRING WATER, INC.** (Leisure Time), a New York Corporation, whose address is Box K, Kiamesha Lake, New York 12751, and **ALPINE FARMS, INC.** (Alpine), a New York Corporation, whose address is c/o DEERHURST MANAGEMENT CO., INC., 1 Bridge Plaza, Suite 690, Fort Lee, New Jersey 07024.

W I T N E S S E T H :

WHEREAS, the above referenced parties have heretofore entered into an agreement dated November 1, 1995, to which reference is hereby made for the term, covenants, promises and representations made therein, and

WHEREAS, the parties are desirous of modifying the said agreement,

NOW, THEREFORE, in consideration hereof, the parties do agree as follows:

1. Paragraph 2 of said agreement, entitled **"MINIMUM GUARANTEE"**, is hereby modified and amended to read as follows:

> "2. **MINIMUM GUARANTEE:** Leisure Time does hereby guarantee to Owner that it shall draw not less than seven million (7,000,000) gallons per year. In the event that drought or other conditions reduce the capacity of the existing springs to meet the minimum guarantee, such minimum guarantee shall be reduced in accordance with Schedule 'B' annexed to the said agreement dated November 1, 1995, e.g., if in any given month the production of the springs cannot meet the demand of Leisure time as set forth in Schedule 'B' (i.e., July 12% or 840,000 gallons), the minimum guarantee shall be reduced by the difference in demand and production. By way of example, if in the month of July production was Six Hundred Thousand (600,000) gallons and demand is Eight Hundred Forty Thousand (840,000) gallons, the minimum guarantee would be reduced by two hundred forty thousand (240,000) gallons."

2. Paragraph 4 of said agreement, entitled **"COMPENSATION"**, is hereby modified and amended to read as follows:

"4. **COMPENSATION:** During the remainder of the first twenty-five (25) years of this agreement, Leisure Time shall pay to Alpine the sum of one cent (1¢) per gallon for the first five million (5,000,000) gallons of water drawn and three-fourths of one cent (3/4¢) for all gallonage thereafter, but no less than Sixty-Five Thousand ($65,000.00) Dollars per year regardless of the actual gallonage drawn. Leisure Time shall pay to Alpine the said sum of Sixty-Five Thousand ($65,000.00) Dollars in twelve (12) monthly installments of Five Thousand Four Hundred Sixteen and 67/100 ($5,416.67) Dollars. Said payment shall be due no later than the 20th day of the month. In the event that Leisure Time shall draw water in excess of seven million (7,000,000) gallons per year, the difference between the seven million (7,000,000) gallons and the amount actually drawn shall be paid to the Owner at the rate of three-fourths of one cent (3/4¢) (first 25 years) or one cent (1¢) (last 15 years) per gallon by the 30th day of November of the next term year. For the last fifteen (15) years of the term of this agreement, Leisure Time shall pay to Alpine for the first five million (5,000,000) gallons of water drawn one and one-quarter cents (1-1/4¢) per gallon, and for all gallonage thereafter one cent (1¢) per gallon, and the annual minimum payment shall be Eighty-Two Thousand Five Hundred ($82,500.00) Dollars payable in twelve (12) monthly installments of Six thousand Eight Hundred Seventy-Five ($6,875.00) Dollars."

3. Except as hereby modified and amended, all of the other terms, covenants, promises and representations contained in the said agreement dated November 1, 1995, shall remain in full force and effect.

4. The promises, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, their legal representatives, successors and assigns.

5. This agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged.

6. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and the County of Sullivan. In the event that any term of this agreement shall be construed by a court of competent jurisdiction to be illegal or unenforceable at law or in equity, the same shall be deemed to be void and of no force or effect to the extent necessary

to bring such term within the provisions of any applicable law or laws and such term as so modified and the balance of the terms of this agreement shall be fully enforceable.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date and year first above written.

LEISURE TIME SPRING WATER, INC.

By: Harold B. Reynolds
Harold B. Reynolds, President

ALPINE FARMS, INC.

By: Andrew J. Krieger
Andrew J. Krieger, President

STATE OF NEW YORK)
COUNTY OF SULLIVAN) SS.:

On the 28th day of April, in the year 2000, before me, the undersigned, a Notary Public in the for said State, personally appeared HAROLD B. REYNOLDS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or person upon behalf of which the individual acted, executed the instrument.

Notary Public
ROBERT M. ROSEN
Notary Public State of New York
Qual. in Sullivan Co. #901
Commission Expires March 30, 2002

STATE OF NEW JERSEY)
COUNTY OF BERGEN) SS.:

On the 24th day of April, in the year 2000, before me, the undersigned, personally appeared ANDREW J. KRIEGER, known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the State of New Jersey.

Notary Public
MARIA CALLICOAT
NOTARY PUBLIC OF NEW JERSEY
MY COMMISSION EXPIRES AUG. 7, 2000

Att: Lorraine

AGREEMENT, made this 1st day of November, 1995, by and between **LEISURE TIME SPRING WATER, INC.** (Leisure Time), a New York Corporation, whose address is Box K, Kiamesha Lake, New York 12751, and **ALPINE FARMS, INC.** (Alpine), a New York Corporation, whose address is c/o KBCA, 1 Bridge Plaza, Suite 690, Fort Lee, New Jersey 07024, and **ANDREW J. KRIEGER** and **SURI LEVOW KRIEGER** (Owner), residing at 311 Hardenburgh Avenue, Demarest, New Jersey 07626.

WITNESSETH:

WHEREAS, Andrew J Krieger and Suri Levow Krieger (Krieger) are the owners of certain tracts or parcels of land lying, being and situate in the Towns of Callicoon and Rockland, County of Sullivan, State of New York, and more particularly described in deeds dated May 18, 1988, and recorded in the office of the Clerk of the County of Sullivan on May 23, 1988 in Liber 1345 of Deeds at pages 61 and 65, and

WHEREAS, by agreement dated January 31, 1991, and recorded in the office of the Clerk of the County of Sullivan on June 3, 1991, in Liber 1525 of Land Records at page 45, by and between Krieger and Alpine, Krieger did grant, assign, convey, transfer and deliver to Alpine the right and privilege to capture and possess water flowing from all of the springs located on the aforesaid real property, a copy of which agreement is annexed hereto and marked Schedule "A" and is incorporated herein as if more fully set forth at length herein, and

WHEREAS, there is located on said real property artesian springs and an existing spring water collection facility, including, but not limited to two (2) storage tanks, a pump building, piping, and other related equipment necessary for and related to the harvesting of water from the said artesian springs, and

WHEREAS, Leisure Time and Alpine are desirous of entering into an agreement under the terms of which Leisure Time shall obtain the rights to use the said artesian springs, water supply and the existing facility as hereinabove described and for which Alpine shall be compensated therefor as hereinafter set forth,

NOW, THEREFORE, in consideration of the mutual covenants, promises and representations herein made, the parties do agree as follows:

1. **EXCLUSIVITY:** Pursuant to the terms of the agreement between Alpine and Krieger aforesaid, Alpine does hereby grant to, Leisure Time the sole and exclusive right to draw water and use the artesian springs, water supply and existing facility as hereinabove described for the term of this agreement together with the rights of Alpine under paragraph 1(i) and 1(ii) thereof. Alpine shall have the right of access to the pump station building and the "gas boy" located therein. Notwithstanding the right of access to the "gas boy", Owner and Alpine represent and agree that they shall not under any circumstances alter or change the access codes thereof. Leisure Time shall have the right to draw water at any time subject only to any limitations which may be imposed against Leisure Time or are imposed against the Owner and/or Alpine under its permits by any governmental authority having jurisdiction thereof. Notwithstanding the foregoing, Alpine shall have the right to sell water from the springs upon the following conditions:

a) Leisure Time shall have the right to veto any proposed sale.

b) Leisure Time must consent to such sale.

c) Such sale shall not interfere with Leisure Time's ability to draw water at any time.

d) Such sale shall not interfere with Leisure Time's ability to meet its gallonage requirements as set forth in Schedule "B".

e) Leisure Time shall bill and collect from the purchaser the amount charged upon the sale of said water.

f) The price to be charged per gallon shall not be less than the amount paid by Leisure Time to Alpine as set forth herein.

g) The proceeds of the water sales by Alpine to third parties shall be divided equally between Leisure Time and Alpine.

h) In the event of non-collection of the purchase price from the third party, both Leisure Time and Alpine and/or Owner shall bear the loss equally without any liability to the other.

I) Notice of any sale by Alpine and the consent thereto by Leisure Time shall be in writing.

2. **MINIMUM GUARANTEE:** Leisure Time does hereby guarantee to Owner that it shall draw not less than ten million (10,000,000) gallons per year. In the event that drought or other conditions reduce the capacity of the existing springs to meet the minimum guarantee, such minimum guarantee shall be reduced in accordance with Schedule "B" annexed hereto, e.g., if in any given month the production of the springs cannot meet the demand of Leisure Time as set forth in Schedule "B" (i.e., July 12% or 1,200,000 gallons), the minimum guarantee shall be reduced by the difference in demand and production. By way of example, if in the month of July production was Six Hundred Thousand (600,000) gallons and demand is One Million Two Hundred Thousand (1,200,000) gallons, the minimum guarantee would be reduced by six hundred thousand (600,000) gallons. Anything herein to the contrary notwithstanding, the minimum guarantee of Leisure Time in the first year of the term of this agreement shall be Seven Million Five Hundred Thousand (7,500,000) gallons and the obligation of Alpine to provide the minimum gallonage as set forth in Schedule "B" shall be reduced proportionately.

3. **TERM:** The term of this agreement shall be forty (40) years to commence on November 1, 1995. A term year shall commence on November 1 and end on October 31.

4. **COMPENSATION:** During the first twenty-five (25) years of this agreement, Leisure Time shall pay to Alpine the sum of one cent (1¢) per gallon for the first five million (5,000,000) gallons of water drawn and three-fourths of one cent (3/4¢) for all gallonage thereafter, but no less than Eighty-Seven Thousand Five Hundred ($87,500.00) Dollars per year regardless of the actual gallonage drawn, except during the first year of this agreement the minimum payment shall be Sixty-Eight Thousand Seven Hundred Fifty ($68,750.00) Dollars. Leisure Time shall pay to Alpine the said sum of Eighty-Seven Thousand Five Hundred ($87,500.00) Dollars in twelve (12) equal monthly installments of Seven Thousand Two Hundred Ninety-One and 67/100 ($7,291.67) Dollars except during the first year of this agreement the minimum payment of Sixty-Eight Thousand Seven Hundred Fifty ($68,750.00) Dollars shall be

payable in twelve (12) equal monthly installments of Five Thousand Seven Hundred Twenty-Nine and 16/10 ($5,729.16) Dollars. Said payment shall be due no later than the 20th day of the month. In the event that Leisure Time shall draw water in excess of ten million (10,000,000) gallons per year, the difference between the ten million (10,000,000) gallons and the amount actually drawn shall be paid to the Owner at the rate of three-fourths of one cent (3/4¢) (first 25 years) or one cent (1¢) (last 15 years) per gallon by the 30th day of November of the next term year. For the last fifteen (15) years of the term of this agreement, Leisure Time shall pay to Alpine for the first five million (5,000,000) gallons of water drawn one and one-quarter cents (1-1/4¢) per gallon, and for all gallonage thereafter one cent (1¢) per gallon, and the annual minimum payment shall be One Hundred Twelve Thousand Five Hundred ($112,500.00) Dollars payable in twelve (12) monthly installments of Nine Thousand Three Hundred Seventy-Five ($9,375.00) Dollars.

5. **MAINTENANCE AND REPAIRS:** Leisure Time shall be responsible for all of the maintenance and repair of the existing facility including, but not limited to buildings, spring houses, pipes, trails to springs, and if required, the replacement thereof, at its own cost and expense. Alpine and/or Owner, within sixty (60) days from the date hereof, shall fit the spring distribution boxes with pre-cast concrete covers with sealed access hatchways at its own cost and expense. All equipment shall be in working order upon the commencement of this agreement. Alpine shall arrange for a demonstration of its facility for the benefit of Leisure Time.

6. **CAPITAL IMPROVEMENTS:** Leisure Time shall be responsible for all future capital improvements, including the replacement of all equipment, including pumps and piping. Leisure Time will consult with Alpine and/or Owner as to the replacement of equipment and with respect to any other improvements and installations. If the existing meters are replaced with meters of a different manufacturer or model, Alpine and/or Owner shall have the right to approve the meter to be installed, which approval shall not be unreasonably withheld.

7. **ELECTRICITY AND TELEPHONE:** Leisure Time shall be responsible for the payment of electric necessary to operate the existing facility and for telephone service.

8. **PERMITS:** Leisure Time shall be responsible to secure and maintain such permits as may be necessary for it to harvest water from the subject property. Leisure Time shall pay all testing costs, except such costs as may be associated with the Owner's and/or Alpine's obligation to cure potability problems pursuant to the provisions of paragraph "12" hereof.

9. **SIGNS:** Leisure Time shall be entitled to erect such signs as it shall deem appropriate subject to appropriate zoning limitations with respect thereto with approval of Alpine and/or Owner as to size and content, which approval shall not be unreasonably withheld.

10. **POTABILITY:** As of the date hereof, Alpine represents that the water quality of its artesian springs meets New York State drinking water standards.

11. **TERMINATION:**

(A) For causes not attributable to Leisure Time, Leisure Time shall have the right to cancel and terminate this agreement after written notice to Alpine if for a period of ninety (90) days the water quality of the artesian springs does not meet at any time New York State drinking water standards or if the artesian springs become dormant and/or dry, provided, however, that Alpine shall have a period of ninety (90) days to cure potability problems, or if the Owner and/or Alpine shall fail to perform or materially breach any one or more of the terms and conditions of this agreement for a period of ninety (90) days after written notice.

(B) Owner shall have the right to cancel and terminate this agreement upon ninety (90) days written notice to Leisure Time in the event of a material breach in the performance of any one or more of the terms and conditions hereof, and such breach or failure to perform shall continue for a period of ninety (90) days, it being understood that the failure to make payments when due shall constitute a material breach of this agreement as of the date when such payment shall be due hereunder, or upon the insolvency or bankruptcy of Leisure Time.

12. **ASSIGNMENT:** This agreement, and any of the rights and privileges conferred hereunder, may not be assigned, transferred or conveyed by either party without the written permission and consent of the other, which written consent and/or permission cannot be

unreasonably withheld, provided, however, that the provisions of this paragraph shall not apply if such assignment, transfer or conveyance is made to an entity in which Leisure Time or Owner is a principal.

13. **OPTION OF FIRST REFUSAL:** In the event that the Owner enters into an agreement for the sale of all or a portion of their real property as described in Deed Liber 1345 at pages 61 and 65, copies of which are annexed hereto and marked Exhibit "C", Leisure Time is hereby granted an option of first refusal to purchase the said real property, or any portion thereof, upon the same terms and conditions as the Owner contracts to sell the same. Upon execution of a valid and binding contract between the Owner and a third party, which contract shall be made specifically subject to the terms of this option, the Owner shall give notice to Leisure Time of the proposed sale by delivering a copy of the contract of sale personally or by certified mail, return receipt requested. Leisure Time shall have thirty (30) days from the date of delivery or mailing within which to exercise its option. Leisure Time shall exercise its option of first refusal by delivering to the Owner a check in the amount of the contract deposit, in which event Leisure Time and the Owner shall be bound by the contract of sale.

14. **INSURANCE:** Leisure Time shall maintain liability insurance with respect to its use and occupation of the property and facilities herein referred to in an amount of not less than Five Million ($5,000,000.00) Dollars. Leisure Time shall maintain fire and other casualty insurance so as to provide sufficient coverage to repair, rebuild and/or replace the facility in the event the same is damaged or destroyed. Owner and Alpine shall be named as an additional insured on Leisure Time policies. Leisure Time shall provide proof of insurance annually.

15. **INDEMNIFICATION:** If caused by the negligence of Leisure Time, Leisure Time shall indemnify and save harmless the Owner and Alpine from and against any and all liability, loss, claim, cost, expense and damages and from and against any and all suits, claims and demands of every kind and nature, including counsel fees, by or on behalf of any person, firm, association or corporation arising out of or based upon any accident, injury or damage. If caused

by the negligence of the Owner and/or Alpine, the Owner and/or Alpine shall indemnify and save harmless Leisure Time from and against any and all liability, loss, claim, cost, expense and damages and from and against any and all suits, claims and demands of every kind and nature, including counsel fees, by or on behalf of any person, firm, association or corporation arising out of or based upon any accident, injury or damage.

16. **INDEPENDENT STATUS:** At all times during the term of this agreement or any renewal thereof, Leisure Time, Alpine and Owner shall be considered independent of each other and nothing herein contained shall construe Leisure Time, Alpine or the Owner as an agent or an employee of the other, nor as a partner or joint venturer.

17. **INTERVENING ACTS:** Notwithstanding any other provisions stated herein to the contrary, in the event either party shall be prevented, hindered or delayed in the performance of this agreement by any cause beyond its control, including, but not limited to, acts of God, war, fire, traffic interruptions, governmental orders, regulations or shortage of raw materials, or by strikes of labor disturbances, then performance of this agreement by the party affected shall be suspended and excused during the period of duration of such cause without damages, costs or penalties: provided, however, that if such period of suspension lasts for more than ninety (90) consecutive days, the other party, at its option and as its sole remedy, may terminate this agreement immediately by giving written notice to that effect.

18. **GENERAL PROVISIONS:**

(a) A memorandum of this agreement may be filed in the office of the Clerk of the County of Sullivan.

(b) The promises, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, their legal representatives, successors and assigns.

(c) This agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged.

(d) This agreement shall be governed by and construed and enforced in accordance with

the laws of the State of New York and the County of Sullivan. In the event that any term of this agreement shall be construed by a court of competent jurisdiction to be illegal or unenforceable at law or in equity, the same shall be deemed to be void and of no force or effect to the extent necessary to bring such term within the provisions of any applicable law or laws and such term as so modified and the balance of the terms of this agreement shall be fully enforceable.

IN WITNESS WHEREOF, the parties hereto have annexed their signatures on the day and year first above written.

LEISURE TIME SPRING WATER, INC.

BY: Harold B. Reynolds
Harold B. Reynolds, President

ALPINE FARMS, INC.

BY: Andrew J. Krieger
Andrew J. Krieger, President

Andrew J. Krieger
Andrew J. Krieger

Suri Levow-Krieger
Suri Levow Krieger

STATE OF NEW YORK)
COUNTY OF SULLIVAN) SS.:

On this 21st day of November, 1995, before me personally came HAROLD B. REYNOLDS, to me known, who being by me duly sworn, did depose and say that he resides in Liberty, New York; that he is the President of Leisure Time Spring Water, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of such corporation.

Notary Public

ROBERT M. ROSEN
Notary Public State of New York
Qual. in Sullivan Co. #801
Commission Expires March 30, 1997

STATE of NEW JERSEY
~~STATE OF NEW YORK~~)
~~COUNTY OF SULLIVAN~~) SS.:
COUNTY of BERGEN

On this 10 day of November, 1995, before me personally came ANDREW J. KRIEGER, to me known, who being by me duly sworn, did depose and say that he resides at Livingston Manor, New York; that he is the President of Alpine Farms, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of such corporation.

Notary Public

CHERYL D. SUTTON
NOTARY PUBLIC OF NEW JERSEY
MY COMMISSION EXPIRES DEC. 2, 1998

STATE of NEW JERSEY
~~STATE OF NEW YORK~~)
~~COUNTY OF SULLIVAN~~) SS.:
COUNTY of BERGEN

On this 10 day of November, 1995, before me personally came ANDREW J. KRIEGER and SURI LEVOW KRIEGER, to me known and known to me to be the individuals described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed the same.

Notary Public

CHERYL D. SUTTON
NOTARY PUBLIC OF NEW JERSEY
MY COMMISSION EXPIRES DEC. 2, 1998

SCHEDULE "A"

SCHEDULE "A"

LIBER 1525 PAGE 044

AGREEMENT

Agreement made as of this 31st day of January, 1991, between Andrew J. Krieger and Suri Levow Krieger, of 311 Hardenburgh Avenue, Demarest, New Jersey, 07267 (hereinafter, the "Kriegers") and Alpine Farms, Inc., a Delaware corporation (hereinafter "Alpine Farms").

WITNESSETH

WHEREAS, the Kriegers own certain real estate located in Callicoon, New York described on Exhibit A attached hereto (the "Property") and upon which there are located fresh water springs(the "Springs"); and

WHEREAS, Alpine Farms is desirous of obtaining certain rights to capture water flowing from the Springs;

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties, and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The Kriegers hereby grant, assign, convey, transfer and deliver to Alpine Farms the right and privilege to capture and possess water flowing from all of the Springs located on the Property. The Kriegers hereby grant an irrevocable license to Alpine Farms: (i) to erect and operate on the Property upon which the Springs are located, any spring houses, pipelines, storage facilities, bulk transfer loading areas or any other facilities necessary for the capture and storage of water as a commercial spring facility (the "Facilities"); and (ii) for ingress and egress over and upon such portions of the Property as are designated by the Kriegers from time to time for the purpose of collecting and transporting water from the Facilities.

2. The Kriegers hereby represent to Alpine Farms that the Kriegers have good title to all of the Property and the Springs and have not entered into any purchase agreements, leases, subleases, tenancies or any license, use or occupancy agreement, whether written or oral, with respect to or affecting the Springs, except for this Agreement and the agreements listed on Exhibit B and the Kriegers agree that, except for this Agreement, they will not, personally, or through any agreement with a third party, commercially exploit the Springs.

3. Alpine Farms hereby agrees to assume all liabilities, costs (including reasonable fees) and damages that may arise from or relate to the capture, storage, and use of the water for any purpose, including, without limitation, the sale of water from the Springs and such liabilities, costs (including reasonable fees) and damages that may arise by virtue of Alpine Farms' use of the Property over which licenses have been granted and upon which any commercial spring facility may be erected.

PARCEL 1

EXHIBIT A LIBER 1525 PAGE 045

TAX MAP DESIGNATION
Dist.
Sec.
Blk.
Lot(s):

ALL that tract or parcel of land situate in the Town of Callicoon, County of Sullivan, State of New York, being bounded and described as follows:

BEGINNING at a point in the center of traveled way of County Road No. 149, said point of beginning being South 47°-17' West 106.68 feet as measured along the center of traveled way of said road from a point at the southeast corner of lands of Mouravieff (See Liber 798 of Deeds at Page 807) and running thence from said place of beginning South 47°-17' West 252.92 feet passing along the center of traveled way of said road to a point over Shandelee Brook; thence the following courses and distances upstream along the center of said brook:

North 66°-34' West 48.42 feet;
South 79°-33' West 55.75 feet;
North 15°-29' West 56.44 feet;
South 82°-42' West 58.48 feet;
North 61°-29' West 91.07 feet;
North 82°-46' West 154.55 feet;
North 71°-58' West 122.58 feet;
North 86°-41' West 214.37 feet;
South 63°-25' West 217.10 feet;
North 66°-14' West 83.53 feet;
North 3°-53' East 98.19 feet;
North 45°-27' West 212.88 feet;
North 84°-04' West 59.06 feet;
North 39°-45' West 100.42 feet;
South 89°-28' West 34.50 feet;
North 23°-31' West 53.76 feet;
North 46°-19' West 124.25 feet;
North 85°-37' West 97.02 feet;
North 59°-48' West 124.87 feet;
North 50°-50' West 115.57 feet;
North 47°-08' West 92.25 feet;
North 6°-57' West 32.53 feet;
North 16°-20' West 37.05 feet;
North 55°-04' West 93.22 feet;

North 4°-00' East 42.89 feet;
North 1°-49' East 53.98 feet;
North 2°-37' West 137.45 feet;
North 70°-23' West 70.75 feet;
North 55°-48' West 163.33 feet;
North 49°-30' West 72.95 feet;
North 42°-18' West 77.73 feet;
North 39°-00' West 162.20 feet;
North 32°-23' West 150.19 feet;
North 60°-41' West 76.76 feet;
North 73°-00' West 55.30 feet;
South 75°-50' West 72.19 feet;
North 64°-49' West 84.21 feet;
South 80°-29' West 216.16 feet;
South 86°-58' West 52.98 feet;
North 13°-50' West 71.12 feet;
North 19°-32' East 55.02 feet;
North 40°-19' West 120.23 feet;
South 78°-34' West 52.80 feet;
North 26°-45' East 55.20 feet;
North 39°-35' West 80.13 feet;
North 0°-17' West 108.28 feet;
North 41°-10' West 97.55 feet;
North 32°-39' West 153.64 feet;
North 48°-29' West 111.18 feet;
North 45°-55' West 87.96 feet;
South 42°-43' West 50.00 feet;
South 35°-53' West 79.91 feet;
South 64°-27' West 104.22 feet;

LIBER 1525 PAGE 046

South 76°-46' West 68.78 feet; and North 60°-00' West 30.23 feet to a point in the center of said brook at the southeasterly corner of lands of E. & K. Adolph (See Liber 1031 of deeds at page 182); thence leaving said brook and running North 28°-19' East 1680.19 feet passing along the easterly line of said Adolph parcel to and along the easterly line of lands of H. & H. Adolph as described in Liber 660 of deeds at page 76 and continuing along the easterly line of lands of Chung as described in Liber 1255 of Deeds at page 1 to an iron pin and stones found on the line between the Towns of Callicoon and Rockland; thence South 59°-00' East 2574.05 feet passing along said Town Line, it being the southerly line of lands of Keenan as described in Liber 1163 of Deeds at page 151 to an iron rod in stones found at the northwest corner of lands of said Mouravieff; thence South 26°-35' West 1113.67 feet passing along the west line of said Mouravieff parcel to an iron pipe in stones found on the easterly side of a wood road; thence South 62°-32' East 1104.83 feet passing along a south line of said Mouravieff parcel to an iron bolt and stones found; thence South 26°-54' West 434.53 feet continuing along a west line of said Mouravieff parcel to an iron pipe and stones found; thence North 63°-06' West 181.50 feet passing along the north line of a 1.87 acre parcel to an iron pin set; thence South 26°-54' West 100.00 feet passing along the west line of said 1.87 acre parcel to an iron pin set; thence South 63°-06' East 795.55 feet passing generally along a wire fence line evidencing the south line of said 1.87 acre parcel to the point or place of beginning, containing 131.86 acres of land.

Subject to easements of record to public utilities and highway use-dedication of record.

The above described parcel being subject to certain spring rights, as described in Liber 167 of Deeds at page 192, Liber 406 of Deeds at page 342, and a personal spring right as described in Liber 799 of Deeds at page 947. Said parcel also being subject to certain rights to build dams on Shandelee Brook as described in deeds of record.

Also granting all the right, title and interest of the grantor herein in and to a 33 foot wide right of way leading from County Road No. 149 westerly along the southerly line of lands of Mouravieff as described in Liber 798 of Deeds at page 807, said southerly line being the northerly line of a 1.87 acre parcel, said right of way extending along the entire northerly line of said 1.87 acre parcel, to north line of said 33 foot wide right of way being described as follows:
BEGINNING at a point in the center of traveled way of County Road No. 149 at the southeast corner of lands of said Mouravieff and running thence from said place of beginning North 63°-06' West 832.70 feet to a point at the northwest corner of said 1.87 acre parcel.

BEING THE SAME PREMISES described in a certain deed dated September 22, 1987, made by George Currie to Decher and Larson Associates, a Co-Partnership, and recorded in the Sullivan County Clerk's Office on September 24, 1987, in Liber 1306 of Deeds, at page 181.

PARCEL 2

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Callicoon, County of Sullivan, State of New York, being bounded and described as follows:

BEGINNING at a point in the center of traveled way of County Road No. 149, said point of beginning being the southeast corner of lands of Mouravieff as described in Liber 798 of Deeds at page 807 and running thence from said place of beginning North 63°-06' West 832.70 feet leaving said road and passing along the south line of said Mouravieff parcel and continuing along the bounds of a 131.86 acre parcel to an iron pin set; thence South 26°-54' West 100.00 feet continuing along the bounds of said 131.86 acre parcel to an iron pin set; thence South 63°-06' East 795.55 feet passing along the bounds of said 131.86 acre parcel as evidenced part of the way by a wire fence line to a point in the center of traveled way of said County Road; thence North 47°-17' East 106.68 feet passing along the center of traveled way of said road to the point or place of beginning, containing 1.87 acres of land.

The above described parcel being subject to the burdens of and together with the benefits of a 33 foot wide right of way passing along the entire northerly line of the above described parcel, the north bounds of said right of way being defined by the course North 63°-03' West 832.70 feet in the above description.

The above described parcel being subject to utility easements of record and highway use-dedication of record.

TAX MAP DESIGNATION

BEING THE SAME PREMISES described in a certain deed dated September 22, 1987, made by George Currie to Decher and Larson Associates, a Co-Partnership, and recorded in the Sullivan County Clerk's Office on September 24, 1987, in Liber 1306 of Deeds at page 184.

4. This Agreement shall run with the Property and shall inure to the benefit of the Kriegers and their successors in interest to the Property and to Alpine Farms and its successors and assigns. Either party may, upon its sole discretion, assign its rights or delegate its duties hereunder to any such successor or assignee.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date first written above.

Andrew J. Krieger

Suri Levow Krieger

ALPINE FARMS, INC.

By: ______________________

Its: President

ACKNOWLEDGEMENT

On the 22 day of [illegible], 1991, before me personally came Mr. Andrew J. Krieger and Suri Levow Krieger, his wife, to me known to be the persons who executed the foregoing instrument, and acknowledged that they executed the same.

[signature]
Notary Public
State of New Jersey, County of [illegible]

EILEEN M. FABON
Notary Public of New Jersey
My Commission Expires April 6, 1994
Commission expires: April 6, 1994

ACKNOWLEDGEMENT

On the 22 day of March 1991, before me personally came Mr. Andrew J. Krieger, to me known to be the President of Alpine Farms, Inc. and the person who executed the foregoing instrument and acknowledge that he executed the same in such capacity as President of Alpine Farms Inc.

Eileen M. Parker

Notary Public
State of New Jersey, County of BERGEN

EILEEN M. PARKER
Notary Public of New Jersey
My Commission Expires April 6, 1994
Commission expires: April 6, 1994

A TRUE RECORD ENTERED 6/3/91 AT
11:32 A.m. JOE PURCELL, CLERK

SCHEDULE "B"

LEISURE TIME SPRING WATER, INC.

Spring Water Gallons Used (Approximate)

	% Gallon Usage	
January	5%	4 Month Approx Gallons Used: 3,000,000
February	7%	
March	8%	
April	10%	
May	11%	4 Month Approx Gallons Used: 4,500,000
June	12%	
July	12%	
August	10%	
September	7%	4 Month Approx Gallons Used: 2,500,000
October	6%	
November	6%	
December	6%	

SCHEDULE "B"

SCHEDULE "C"

LIBER 1345 PAGE 65

Standard N.Y.B.T.U. Form 8004 — Quitclaim Deed—Individual or Corporation (single sheet)

CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT—THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY.

THIS INDENTURE, made the 18th day of May, nineteen hundred and Eighty-eight.

BETWEEN DECHAR AND LARSON ASSOCIATES, a Co-Partnership, having a principal place of business at 455 Carroll Street, Brooklyn, New York, 11215.

party of the first part, and

ANDREW J. KRIEGER and SURI LEVOW KRIEGER, his wife, as tenants by the entirety, both of whose address is 311 Hardenburgh Avenue, Demarest, New Jersey. 07627.

party of the second part,

WITNESSETH, that the party of the first part, in consideration of ten dollars paid by the party of the second part, does hereby remise, release and quitclaim unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Callicoon, County of Sullivan, State of New York, being bounded and described as follows:

BEGINNING at a point in the center of traveled way of County Road No. 149, said point of beginning being the southeast corner of lands of Mouravieff as described in Liber 798 of Deeds at page 807 and running thence from said place of beginning North 63°-06' West 832.70 feet leaving said road and passing along the south line of said Mouravieff parcel and continuing along the bounds of a 131.86 acre parcel to an iron pin set; thence South 26°-54' West 100.00 feet continuing along the bounds of said 131.86 acre parcel to an iron pin set; thence South 63°-06' East 795.55 feet passing along the bounds of said 131.86 acre parcel as evidenced part of the way by a wire fence line to a point in the center of traveled way of said County Road; thence North 47°-17' East 106.68 feet passing along the center of traveled way of said road to the point or place of beginning, containing 1.87 acres of land.

The above described parcel being subject to the burdens of and together with the benefits of a 33 foot wide right of way passing along the entire northerly line of the above described parcel, the north bounds of said right of way being defined by the course North 63°-03' West 832.70 feet in the above description.

The above described parcel being subject to utility easements of record and highway use-dedication of record.

TAX MAP DESIGNATION

Dist.

Sec.

Bl.

Lot(s)

BEING THE SAME PREMISES described in a certain deed dated September 22, 1987, made by George Currie to Dechar and Larson Associates, a Co-Partnership, and recorded in the Sullivan County Clerk's Office on September 24, 1987, in Liber 1306 of Deeds at page 184.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises; TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part, in compliance with Section 13 of the Lien Law, hereby covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

In presence of:

DECHAR AND LARSON ASSOCIATES

by [signature]
PETER DECHAR, Partner

by [signature]
ALFRED LARSON, Partner

LIBER 1349 PAGE 66

STATE OF NEW YORK, COUNTY OF NEW YORK ss:

On the 19th day of May 1988, before me personally came PETER DECHAR, to me known, who being by me sworn, did depose and say that he resides at 100 8 Ave Bklyn, New York; that he is a General Partner of Dechar and Larson Associates, the partnership described in and which executed the foregoing instrument, and that he signed his name to said instrument as such General Partner.

Notary Public.

GEORGIA J. MALONE
Notary Public, State of New York
No. 31-4786404
Qualified in New York County

STATE OF NEW YORK, COUNTY OF NEW YORK ss:

On the 19th day of May 1988, before me personally came ALFRED LARSON, to me known, who being by me sworn, did depose and say that he resides at 36 Cooper Square NY 1003, New York; that he is a General Partner of Dechar and Larson Associates the partnership described in and which executed the foregoing instrument, and that he signed his name to said instrument as such General Partner.

Notary Public.

GEORGIA J. MALONE
Notary Public, State of New York
No. 31-4786404
Qualified in New York County
Commission Expires March 30, 19

STATE OF NEW YORK, COUNTY OF ss:

On the day of 19 , before me personally came

to me known, who, being by me duly sworn, did depose and say that he resides at No.

that he is the
of
, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed h name thereto by like order.

STATE OF NEW YORK, COUNTY OF ss:

On the day of 19 , before me personally came

the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he resides at No. ;

that he knows

to be the individual described in and who executed the foregoing instrument; that he, said subscribing witness, was present and saw execute the same; and that he, said witness, at the same time subscribed h name as witness thereto.

RECEIVED
$ 900.00
MAY 23 1988
1881
REAL ESTATE
TRANSFER TAX
SULLIVAN COUNTY

Quitclaim Deed

TITLE No.

DECHAR AND LARSON ASSOCIATES

TO

ANDREW J. KRIEGER and SURI LEVOW KRIEGER, his wife, as tenants by the entirety.

11-
900-
2-
4881

SECTION
BLOCK
LOT
COUNTY OR TOWN
TAX BILLING ADDRESS

Recorded At Request of The Title Guarantee Company
RETURN BY MAIL TO:

LAWRENCE STIER, ESQ.
200 North Main Street
Post Office Box 70
Liberty, New York. 12754.

Zip No.

STANDARD FORM OF NEW YORK BOARD OF TITLE UNDERWRITERS
Distributed by
TITLE GUARANTEE-NEW YORK
A TICOR COMPANY

RESERVE THIS SPACE FOR USE OF RECORDING OFFICE

STATE OF NEW YORK
SULLIVAN COUNTY ss
RECORDED ON THE 23 DAY OF May 19 88 AT 12:12 O'CLOCK P M IN LIBER 1349 OF Deeds AT PAGE 65 AND EXAMINED.
CLERK

1988 MAY 23 PM 12:12
SULLIVAN COUNTY CLERK

Form 8007 5-87-5M—Bargain and Sale Deed, with Covenant against Grantor's Acts—Individual or Corporation.

CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT—THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY.

THIS INDENTURE, made the 18th day of May, nineteen hundred and Eighty-eight.

BETWEEN DECHAR AND LARSON ASSOCIATES, a Co-Partnership, having a principal place of business at 455 Carroll Street, Brooklyn, New York. 11215.

party of the first part, and

ANDREW J. KRIEGER and SURI LEVOW KRIEGER, his wife, as tenants by the entirety, both of whose address is 311 Hardenburgh Avenue, Demarest, New Jersey, 07267.

party of the second part,

WITNESSETH, that the party of the first part, in consideration of ---------------------------

ONE & MORE ($1.00)--- dollars,

lawful money of the United States, paid

by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or

successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate,

lying and being in the Town of Callicoon, County of Sullivan and State of New York, as described in a deed from George Currie, as Executor of the Last Will and Testament of Leon W. Eastman to George Currie, dated July 24, 1984 and recorded in the Sullivan County Clerk's Office in Liber 1133 of Deeds at Page 313.

The parties of the second part have caused a survey of said premises to be made, and that description is as follows:

ALL that tract or parcel of land situate in the Town of Callicoon, County of Sullivan, State of New York, being bounded and described as follows:

TAX MAP DESIGNATION
Dist.
Sec.
Blk
Lot

BEGINNING at a point in the center of traveled way of County Road No. 149, said point of beginning being South 47°-17' West 106.68 feet as measured along the center of traveled way of said road from a point at the southeast corner of lands of Mouravieff (See Liber 798 of Deeds at Page 807) and running thence from said place of beginning South 47°-17' West 252.92 feet passing along the center of traveled way of said road to a point over Shandelee Brook; thence the following courses and distances upstream along the center of said brook:
North 66°-34' West 48.42 feet;
South 79°-33' West 55.75 feet;
North 15°-29' West 54.44 feet;
South 82°-42' West 58.48 feet;
North 61°-29' West 91.07 feet;
North 82°-46' West 154.55 feet;
North 71°-58' West 122.58 feet;
North 86°-41' West 214.37 feet;
South 63°-25' West 217.10 feet;
North 66°-14' West 83.53 feet;
North 3°-53' East 98.19 feet;
North 45°-17' West 212.88 feet;
North 84°-04' West 59.06 feet;
North 39°-45' West 100.42 feet;
South 89°-28' West 34.50 feet;
North 23°-31' West 53.76 feet;
North 46°-19' West 124.25 feet;
North 85°-37' West 97.02 feet;
North 59°-48' West 124.87 feet;
North 50°-50' West 115.57 feet;
North 47°-08' West 92.25 feet;
North 6°-57' West 52.53 feet;
North 16°-20' West 37.05 feet;
North 55°-04' West 93.22 feet;

North 4°-00' East 42.89 feet;
North 1°-49' East 53.98 feet;
North 2°-37' West 137.45 feet;
North 70°-23' West 70.75 feet;
North 55°-48' West 163.33 feet;
North 49°-30' West 72.95 feet;
North 42°-18' West 77.73 feet;
North 39°-00' West 162.20 feet;
North 32°-23' West 150.19 feet;
North 40°-41' West 76.76 feet;
North 73°-00' West 55.30 feet;
South 75°-50' West 72.19 feet;
North 64°-49' West 84.21 feet;
South 80°-29' West 216.16 feet;
South 86°-58' West 52.98 feet;
North 13°-50' West 71.12 feet;
North 19°-32' East 55.02 feet;
North 40°-19' West 120.23 feet;
South 78°-34' West 52.80 feet;
North 26°-45' East 55.20 feet;
North 39°-35' West 80.13 feet;
North 0°-17' West 108.28 feet;
North 41°-10' West 97.55 feet;
North 32°-39' West 153.64 feet;
North 48°-29' West 111.18 feet;
North 45°-55' West 87.96 feet;
South 42°-43' West 50.00 feet;
South 35°-53' West 79.91 feet;
South 64°-27' West 104.22 feet;
South 76°-46' West 68.28 feet; and North 60°-00' West 30.23 feet to a point in the center of said brook at the southeasterly corner of lands of E. & K. Adolph (See Liber 1031 of deeds at page 182); thence leaving said brook and running North 28°-19' East 1680.19 feet passing along the easterly line of said Adolph parcel to and along the easterly line of lands of H. & H. Adolph as described in Liber 660 of deeds at page 76 and continuing along the easterly line of lands of Chung as described in Liber 1255 of Deeds at page 1 to an iron pin and stones found on the line between the Towns of Callicoon and Rockland; thence South 59°-00' East 2574.05 feet passing along said Town Line, it being the southerly line of lands of Keenan as described in Liber 1163 of Deeds at page 151 to an iron rod in stones found at the northwest corner of lands of said Mouravieff; thence South 26°-35' West 1113.67 feet passing along the west line of said Mouravieff parcel to an iron pipe in stones found on the easterly side of a wood road; thence South 62°-52' East 1104.83 feet passing along a south line of said Mouravieff parcel to an iron bolt and stones found; thence South 26°-54' West 454.53 feet continuing along a west line of said Mouravieff parcel to an iron pipe and stones found; thence North 63°-06' West 181.50 feet passing along the north line of a 1.87 acre parcel to an iron pin set; thence South 26°-54' West 100.00 feet passing along the west line of said 1.87 acre parcel to an iron pin set; thence South 63°-06' East 795.55 feet passing generally along a wire fence line evidencing the south line of said 1.87 acre parcel to the point or place of beginning, containing 131.86 acres of land.

Subject to easements of record to public utilities and highway use-dedication of record.

The above described parcel being subject to certain spring rights, as described in Liber 167 of Deeds at page 192, Liber 406 of Deeds at page 342, and a personal spring right as described in Liber 799 of Deeds at page 967. Said parcel also being subject to certain rights to build dams on Shandelee Brook as described in deeds of record.

Also granting all the right, title and interest of the grantor herein in and to a 33 foot wide right of way leading from County Road No. 149 westerly along the southerly line of lands of Mouravieff as described in Liber 798 of Deeds at page 807, said southerly line being the northerly line of a 1.87 acre parcel, said right of way extending along the entire northerly line of said 1.87 acre parcel, to north line of said 33 foot wide right of way being described as follows:
BEGINNING at a point in the center of traveled way of County Road No. 149 at the southeast corner of lands of said Mouravieff and running thence from said place of beginning North 63°-06' West 832.70 feet to a point at the northwest corner of said 1.87 acre parcel.

BEING THE SAME PREMISES described in a certain deed dated September 22, 1987, made by George Currie to Decher and Larson Associates, a Co-Partnership, and recorded in the Sullivan County Clerk's Office on September 24, 1987, in Liber 1306 of Deeds, at page 181.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof.

TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises.

TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part covenants that the party of the first part has not done or suffered anything whereby the said premises have been incumbered in any way whatever, except as aforesaid.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:

RECEIVED
$ EXEMPT
MAY 23 1968
REAL ESTATE
TRANSFER TAX
SULLIVAN COUNTY
4880

DECHAR AND LARSON ASSOCIATES

by ______________________
PETER DECHAR, Partner

by ______________________
ALFRED LARSON, Partner

STATE OF NEW YORK, COUNTY OF New York ss.:

On the 18th day of May 1988, before me personally came PETER DECHAR, to me known, who being by me sworn, did depose and say that he resides at 108 B ave Bklyn NY, New York; that he is a General Partner of Dechar and Larson Associates, the partnership described in and which executed the foregoing instrument, and that he signed his name to said instrument as such General Partner.

[signature]

Notary Public, State of New York
Qualified in New York County
Commission Expires March 30, 19 9

STATE OF NEW YORK, COUNTY OF New York ss.:

On the 18th day of May 1988, before me personally came ALFRED LARSON, to me known, who being by me sworn, did depose and say that he resides at 34 Cooper Square NY, 1003, New York; that he is a General Partner of Dechar and Larson associates, the partnership described in and which executed the foregoing instrument, and that he signed his name to said instrument as such General Partner.

GEORGIA J. MALONE
Notary Public
No. 31-
Commission Expires 3-30-89

[signature]

STATE OF NEW YORK, COUNTY OF ss:

On the 18th day of May 1988, before me personally came to me known, who, being by me duly sworn, did depose and say that he resides at No. ; that he is the of , the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed h name thereto by like order.

STATE OF NEW YORK, COUNTY OF ss:

On the 18th day of May 1988, before me personally came the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he resides at No. ; that he knows to be the individual described in and who executed the foregoing instrument; that he, said subscribing witness, was present and saw execute the same; and that he, said witness, at the same time subscribed h name as witness thereto.

Bargain and Sale Deed
WITH COVENANT AGAINST GRANTOR'S ACTS

TITLE NO.

DECHAR AND LARSON ASSOCIATES

TO

ANDREW J. KRIEGER and SURI LEVOW KRIEGER, his wife, as tenants by the entirety.

4880 17 at 2

Distributed by
TICOR TITLE GUARANTEE

SECTION
BLOCK
LOT
COUNTY OR TOWN
TAX BILLING ADDRESS

Recorded At Request of Ticor Title Guarantee Company

RETURN BY MAIL TO:

LAWRENCE STIER, ESQ.
200 North Main Street
Post Office Box 70
Liberty, New York. 12754.

Zip No.

RESERVE THIS SPACE FOR USE OF RECORDING OFFICE

RECORDED
1988 MAY 23 PM 12:11
SULLIVAN COUNTY CLERK

STATE OF NEW YORK
SULLIVAN COUNTY ss
RECORDED ON THE 23 DAY
OF May 19 88 AT 12:11
O'CLOCK P M IN LIBER 1345
OF Deeds AT PAGE 61
AND EXAMINED.

[signature] CLERK